EXHIBIT 4(g)

This instrument was prepared by and
after recording should be mailed to:

Fred B. Jacobsen
Senior Counsel
Peoples Energy Corporation
130 East Randolph Drive
Chicago, Illinois 60601

________________________________________________________________

North Shore Gas Company
to
U.S. Bank National Association,
as successor trustee to Continental Bank, National Association
Trustee

___________________
Fourteenth
Supplemental Indenture
___________________
Dated as of April 15, 2003
___________________
Supplementing the Indenture
Dated as of April 1, 1955
and
Creating First Mortgage
4.625% Bonds, Series N-1 and Series N-2

________________________________________________________________

Fourteenth Supplemental Indenture, dated as of the 15th day of April, 2003, by and between North Shore Gas Company, a corporation duly organized on October 7, 1963, and existing under and by virtue of the laws of the State of Illinois (hereinafter sometimes called the "Company") and U.S. Bank National Association, as successor trustee to Continental Bank, National Association, a national banking association organized and existing under the laws of the United States of America and having its office and place of business in the City of St. Paul, Minnesota (hereinafter sometimes called the "Trustee"),

Witnesseth:

Whereas, North Shore Gas Company (hereinafter called "North Shore") heretofore executed and delivered to the Trustee its Indenture (hereinafter called the "Original Indenture"), dated as of April 1, 1955, whereby North Shore granted, bargained, sold, transferred, assigned, pledged, mortgaged, warranted and conveyed, unto the Trustee and to its successors in said trust, all property, real, personal and mixed, then owned or thereafter acquired by it (other than property expressly excepted from the lien thereof) to be held by said Trustee in trust in accordance with the provisions of the Original Indenture for the equal proportionate benefit and security of all bonds issued and to be issued thereunder in accordance with the provisions thereof, and said Original Indenture provided for the issuance of a series of bonds designated "First Mortgage 3 1/2% Bonds, Series A"; and

Whereas, North Shore has heretofore executed and delivered to the Trustee its First Supplemental Indenture, dated as of July 1, 1957, providing for the issuance under the Original Indenture of a series of bonds designated "First Mortgage 4 3/4% Bonds, Series B" and its Second Supplemental Indenture, dated as of December 1, 1961, providing for the issuance under the Original Indenture of a series of bonds designated "First Mortgage 5% Bonds, Series C"; and

Whereas, Lake Gas Company, having acquired on December 20, 1963, the name of North Shore Gas Company (hereinafter called the "Company") and, subject to the lien of the Original Indenture, all of its property then subject to said lien, thereafter, in accordance with the provisions of Article XIV of the Original Indenture, executed and delivered to the Trustee an indenture entitled "Third Supplemental Indenture," dated as of December 20, 1963, whereby, among other things, the Company assumed and agreed to pay the principal and interest of all bonds issued or to be issued under the Original Indenture and secured thereby, and to perform and fulfill all of the terms, covenants and conditions of the Original Indenture binding upon North Shore, and in and by said Third Supplemental Indenture the Company subjected to the lien of the Original Indenture, subject to the exclusions and exceptions set forth in said Third Supplemental Indenture, all of the property then owned by the Company or thereafter acquired by it (other than property of a character which is excluded from the lien of the Original Indenture), all as more fully set forth in said Third Supplemental Indenture; and by virtue of all of the things done as in this paragraph recited, the Company has become the successor corporation under the Original Indenture subject to all of the terms, conditions and restrictions thereof, and, in accordance with the provisions of Section 2 of Article XIV of the Original Indenture, may issue bonds under the Original Indenture; and

Whereas, thereafter the Company has made, executed and delivered other indentures supplemental to the Original Indenture, of which the indentures supplemental to the Original Indenture, dated, respectively, as of May 1, 1964, as of February 1, 1970, as of October 1, 1973, as of February 15, 1977, as of September 15, 1980, as of December 1, 1987, as of November 1, 1990, as of October 1, 1992, as of April 1, 1993 and as of December 1, 1998 (said Original Indenture, as so supplemental and amended, being collectively called the "Indenture"); and

Whereas, all bonds which have heretofore been issued and outstanding under the Indenture have been retired and cancelled, except that as of March 31, 2003, there were bonds of the following series outstanding in the aggregate principal amounts indicated below:

Bonds	Due Date	Aggregate Principal Amount

Series L	May 1, 2003	$15,000,000
Series M	December 1, 2028	$29,460,000

; and

Whereas, it is provided in Article III of the Indenture, that bonds of any series may from time to time be issued thereunder by the Company in an aggregate principal amount equal to 66 2/3% of the amount of net expenditures for unfunded bondable property as defined in the Indenture or upon the deposit of cash with the Trustee equal to the aggregate principal amount of the bonds whose authentication and delivery is then applied for; and

Whereas, it is provided in Article III of the Indenture that bonds of any series may from time to time be issued thereunder by the Company for or an account of the payment, cancellation, redemption or other discharge at, before or after maturity, of an equal aggregate principal amount of such bonds of any one or more other series eligible for credit theretofore authenticated under any of the provisions of the Indenture; and

Whereas, the Company has duly determined to create two additional series of its bonds to be issued under the Indenture, as supplemented by this Fourteenth Supplemental Indenture, designated "First Mortgage 4.625% Bonds, Series N-1" (hereinafter sometimes referred to as "bonds of Series N-1"), and "First Mortgage 4.625% Bonds, Series N-2" (hereinafter sometimes referred to as the "bonds of Series N-2" and, collectively with the bonds of Series N-1, the "bonds of Series N") and to issue an aggregate of $40,000,000 (that is $40,000,000 for each of the bonds of Series N-1 and bonds of Series N-2) principal amount of said bonds, all of which shall contain such provisions as are set forth in this Fourteenth Supplemental Indenture; and

Whereas, the Company desires in and by this Fourteenth Supplemental Indenture to set forth the description of, confirm unto the Trustee and give further assurance to it with respect to, certain property heretofore acquired by the Company and now subject to the lien of the Indenture but not heretofore specifically described herein; and

WHEREAS, the Company desires to reserve the right to amend the Indenture without any consent or other action by holders of the bonds of Series N or any subsequent series, to provide that the Indenture, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in aggregate principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the aggregate principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding; and

WHEREAS, the form of registered bond of Series N-1 and the form of the Trustee's Certificate to appear on all bonds of Series N-1 shall be substantially as set forth in Exhibit A, attached hereto and made a part hereof; and

WHEREAS, the form of registered bond of Series N-2 and the form of the Trustee's Certificate to appear on all bonds of Series N-2 shall be substantially as set forth in Exhibit B, attached hereto and made a part hereof; and

Whereas, all acts and things necessary to make the bonds of Series N, when authenticated by the Trustee and issued as in the Indenture and in this Fourteenth Supplemental Indenture provided, the valid, binding and legal obligations of the Company entitled in all respects to the security of the Indenture have been done and performed, and the creation, execution and delivery of this Fourteenth Supplemental Indenture have in all respects been duly authorized;

Now, Therefore, This Fourteenth Supplemental Indenture Witnesseth, that, in order further to secure the payment of the principal of and interest on all bonds at any time issued and outstanding under the Indenture according to their tenor, purport and effect, and to secure the performance and observance of all the covenants and conditions therein and in the Indenture contained and for valuable consideration, the receipt whereof is hereby acknowledged, the Company does hereby grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm and warrant unto the Trustee, the properties which are described in Schedule 1 which is annexed hereto and hereby expressly made a part hereof;

To Have and to Hold all of said properties and all and singular the lands, properties, estates, rights, franchises and privileges hereby mortgaged, conveyed, pledged or assigned, or intended so to be, by the Indenture, and this Fourteenth Supplemental Indenture, together with all appurtenances thereunto appertaining, unto the Trustee and its successors and assigns forever;

Subject, however, to permitted encumbrances and liens (as defined in the Indenture) and to the exceptions set forth in the granting and pledging clauses of the Indenture, and, as to any property hereafter acquired by the Company, to any liens thereon existing, and to any liens for unpaid portions of the purchase price placed thereon at the time of such acquisition, but only to the extent that such liens are permitted by the Indenture.

In Trust, Nevertheless, upon the terms and trusts in the Indenture and in this Fourteenth Supplemental Indenture set forth, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold the bonds and coupons authenticated and delivered under the Indenture and as supplemented by this Fourteenth Supplemental Indenture and as may hereafter be further amended and supplemented, and duly issued by the Company, without any discrimination, preference or priority of any bond or coupon over any other by reason of priority in time of issue, sale or negotiation thereof or otherwise, except as provided in the Indenture, so that, subject to said provisions, each and all of said bonds and coupons shall have the same right, lien and privilege under the Indenture and any indenture supplemental thereto and shall be equally secured thereby (except as any sinking, amortization, improvement, renewal or other fund, established in accordance with the provisions of the Indenture or any indenture supplemental thereto, may afford additional security for the bonds of any particular series), and in trust for enforcing the payment of the principal of the bonds and of the interest thereon according to the tenor, purport and effect of the bonds and coupons and of the Indenture and for enforcing the terms, provisions, covenants and stipulations in the Indenture, and in this Fourteenth Supplemental Indenture and in the bonds set forth.

Upon Condition that, until the happening of an Event of Default (as defined in Section 1 of Article X of the Indenture), the Company shall be suffered and permitted to possess, use and enjoy said properties, except as limited in respect of money, securities and other personal property pledged or deposited with or required to be pledged or deposited with the Trustee, and to receive and use the rents, issues, income, revenues, earnings and profits therefrom.

It Is Hereby Convenated, Declared and Agreed by and between the Company and the Trustee, and its successor or successors in trust, as follows:

Article I

Bonds of Series N

Section 1.01. There is hereby created and authorized two new series of bonds which shall be designated First Mortgage 4.625% Bonds, Series N-1, due May 1, 2013 and First Mortgage 4.625% Bonds, Series N-2 due May 1, 2013. The aggregate principal amount of bonds of Series N which may be executed by the Company and authenticated by the Trustee shall be limited to $40,000,000 (that is $40,000,000 for each of the bonds of Series N-1 and the bonds of Series N-2) (exclusive of bonds authenticated and delivered upon interdenominational or other exchanges and transfers pursuant to Section 3 of Article I hereof and Sections 9, 10, 11 and 12 of Article II of the Original Indenture and delivered pursuant to Section I of Article VI of the Original Indenture as the same may relate to fully registered bonds including, without limitation, any exchange of bonds of Series N-1 for bonds of Series N-2); provided, however, that no more than $40,000,000 aggregate principal amount of bonds of Series N shall be outstanding at any given time. All bonds of Series N shall be registered bonds without coupons and shall be dated as provided in Section 1 of Article II of the Indenture and so long as there is no existing default in the payment of interest upon the bonds of Series N, any bond of Series N issued after the close of business on any Record Date, as hereinafter defined, with respect to any interest payment date (May 1 or November 1, as the case may be) and prior to such interest payment date shall be dated as of such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of interest due on such interest payment date, then any such bond of Series N shall bear interest from the May 1 or November 1, as the case may be, being the interest payment date for bonds of Series N to which interest has previously been paid or made available for payment on the outstanding bonds of said series, or if the Company shall default in the payment of interest on the first interest payment date for bonds of Series N, then from the date of the commencement of the first interest period of such bonds of Series N-1, which date shall be the date of initial issuance of the bonds of Series N-1.

All bonds of Series N shall bear interest from the date thereof, payable at or before 9:00 o'clock a.m. Chicago time on the first day of May and the first day of November in each year, commencing November 1, 2003, until the principal thereof shall have become due and payable, at the rate of 4.625% per annum, and on any overdue principal and (to the extent that payment of such interest is enforceable under the applicable law) on any overdue installment of interest at the same rate per annum, and shall be payable both as to principal and interest, and as to premium, if any, in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Trustee in St. Paul, Minnesota provided, however, that if a Registration Default (as defined in the Registration Rights Agreement by and among the Company and the Initial Purchasers (as defined therein), dated as of April 29, 2003 (the "Registration Rights Agreement")) occurs, additional interest will accrue on the bonds of Series N at a rate of 0.25% per annum (increasing by an additional 0.25% per annum after each consecutive 90-day period that occurs, after the date on which such Registration Default occurs up to a maximum additional interest rate of 1.00% per annum) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.

So long as there is no existing default in the payment of interest on the bonds of Series N, the interest payable on any interest payment date shall be paid to the person in whose name any bond of Series N is registered at the close of business on the Record Date with respect to such interest payment date, and such person shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of any such bond of Series N on any exchange or transfer of registration thereof subsequent to the Record Date and prior to such interest payment date, except as and to the extent the Company shall default in the payment of interest due on such interest payment date, in which event such defaulted interest shall be paid to the person in whose name each bond of Series N is registered on the close of business on a subsequent Record Date, which shall not be less than five (5) days prior to the date of payment of such defaulted interest, established by notice given by mail by or on behalf of the Company to the persons in whose names such bonds of Series N are registered and to the Trustee not less than ten (10) days preceding such subsequent Record Date.

As used in this Section 1.01, the term "Record Date" means, with respect to any interest payment date (May 1, or November 1, as the case may be), the fifteenth day of April or the fifteenth day of October, as the case may be, next preceding such interest payment date, or, if such fifteenth day of April or fifteenth day of October is not a Business Day, the Business Day next preceding such fifteenth day of April or fifteenth day of October, or with respect to the payment of defaulted interest, the date established by the Company as hereinabove provided.

As used in this Section 1.01, the term "default in the payment of interest" means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture, as amended and supplemented.

Section 1.02. Bonds of Series N may be issued only as registered bonds without coupons (hereinafter sometimes referred to as "registered bonds"), and they shall be substantially in the form hereinbefore recited. They shall be issuable in denominations which shall be multiples of $1,000 and any integral multiple thereof and the execution by the Company of any bond of Series N shall evidence conclusively the due authorization of the denomination of such bond. Each registered bond of Series N shall be dated as of the date of the interest payment date on which interest was paid on other bonds of said Series next preceding the date of issue of such registered bond, except that (i) so long as there is no existing default in the payment of interest upon the bonds of Series N, any bond of Series N issued after the close of business on any record date with respect to any interest payment date and prior to such interest payment date, shall be dated as of such interest payment date, and (ii) any bond of Series N issued on an interest payment date on which interest on other bonds of Series N was paid shall be dated as of the date of issue and (iii) any bond of Series N issued before the initial interest payment date, shall be dated the date of commencement of the first interest period for the bonds of Series N, unless (i) above is applicable.

The registered owner of any bond of Series N dated as of an interest payment date as provided in (i) above shall, if the Company shall default in the payment of interest due on such interest payment date and such default shall be continuing, be entitled to exchange such bond for a bond or bonds of Series N of the same aggregate principal amount dated as of the interest payment date next preceding the interest payment date first mentioned in this sentence, or, if the Company shall default in the payment of interest on the first interest payment date for bonds of Series N, such owner shall be entitled to exchange such bond for a bond or bonds of Series N of the same aggregate principal amount dated the date of initial issuance of the bonds of Series N-1. If the Trustee shall have knowledge at any time that any registered owner of a bond of Series N shall be entitled by the provision of the next preceding sentence to exchange such bond, the Trustee shall within thirty (30) days mail to such owner at the address of such owner appearing upon the registry book, a notice informing such owner that such owner has such right of exchange.

Section 1.03. The bonds of Series N are subject to mandatory redemption in whole, upon the notice and in the manner and with the effect provided in the Indenture, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date in the event that all or substantially all of the mortgaged property shall be sold or taken by the power of eminent domain or otherwise.

Bonds of Series N shall be redeemable upon the notice provided for in Section 1.04 of this Article I.

Section 1.04. If bonds of Series N are to be redeemed as provided in Section 1.03 of this Article I, notice of redemption shall be mailed by or on behalf of the Company, postage prepaid, at least thirty (30) days and not more than sixty (60) days prior to such date of redemption, to the registered owners of all bonds of Series N to be so redeemed, at their respective addresses appearing upon the registry book. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the holder receives the notice. In any case, failure to give due notice by mail, or any defect in the notice, to the registered owners of any bonds of Series N designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other bond of Series N. In case of any redemption of bonds of Series N by the Trustee pursuant to the provisions of the Indenture or any indenture supplemental thereto, notice of redemption shall be given in a similar manner by the Trustee.

Except as provided above, the provisions of Article VI of the Indenture shall apply to any redemption of the bonds of Series N under Section 1.03 hereof.

Section 1.05. Upon the execution and delivery of this Fourteenth Supplemental Indenture and upon compliance with the applicable provisions of the Indenture, as supplemented by this Fourteenth Supplemental Indenture, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver to or upon the written order of the President, or an Executive Vice President or a Vice President of the Company, bonds of Series N in an aggregate principal amount of $40,000,000 (that is, $40,000,000 for each of the bonds of Series N-1 and bonds of Series N-2, provided, that no more than $40,000,000 aggregate principal amount of bonds of Series N shall be outstanding at any given time). All bonds of Series N shall be executed on behalf of the Company by the manual or facsimile signature of its President, or an Executive Vice President or a Vice President of the Company and its corporate seal shall be impressed or imprinted and attested by its Secretary or one of its Assistant Secretaries, manually or in facsimile, and be authenticated by the manual execution by the Trustee of the certificate endorsed on said bonds of Series N.

Section 1.06. (a) Global Bonds. Bonds of Series N issued in global form will be substantially in the form of Exhibit A or Exhibit B attached hereto (including the Global Bond Legend thereon and the "Schedule of Exchanges of Interests in the Global Bond" attached thereto). Bonds of Series N issued in definitive form will be substantially in the form of Exhibit A or Exhibit B attached hereto (but without the Global Bond Legend thereon and without the "Schedule of Exchanges of Interests in the Global Bond" attached thereto). Each Global Bond will represent such of the outstanding bonds as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding bonds of Series N from time to time endorsed thereon and that the aggregate principal amount of outstanding bonds represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Bond to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding bonds of Series N represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the holder thereof as required by Section 1.10 of Article I hereof.

(b) Temporary Global Bonds. Bonds of Series N offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Bond, which will be deposited on behalf of the purchasers of the bonds represented thereby with the Trustee, at its St. Paul, Minnesota office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream Bank, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period will be terminated upon the receipt by the Trustee of:

(1) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Bond (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Bond bearing a Private Placement Legend, all as contemplated by Section 1.10 of Article I hereof); and

(2) an Officers' Certificate from the Company.

Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Bond will be exchanged for beneficial interests in Regulation S Permanent Global Bonds pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Bonds, the Trustee will cancel the Regulation S Temporary Global Bond. The aggregate principal amount of the Regulation S Temporary Global Bond and the Regulation S Permanent Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

(c) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream in effect from time to time will be applicable to transfers of beneficial interests in the Regulation S Global Bonds that are held by Participants through Euroclear or Clearsteam.

Section 1.07 In this Supplemental Indenture, the following terms shall have the meanings specified in this Section 1.07, unless the context otherwise requires:

"144A Global Bond" means a Global Bond substantially in the form of Exhibit A hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Bonds sold in reliance on Rule 144A.

"Additional Interest" means all additional interest then owing pursuant to Section 6 of the Registration Rights Agreement.

"Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Bond, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Broker-Dealer" has the meaning set forth in the Registration Rights Agreement.

"Business Day" means any day which is not a Sunday or a legal holiday or a day (including Saturday) on which banking institutions in Chicago, Illinois, in New York, New York, and in the city where the Principal Office of the Trustee is located are not required or authorized to remain closed and other than a day on which the New York Stock Exchange is not closed.

"Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

"Definitive Bond" means a certificated Bond registered in the name of the holder thereof and issued in accordance with Section 1.10 of Article I hereof, substantially in the form of Exhibit A1 hereto except that such Bond shall not bear the Global Bond Legend and shall not have the "Schedule of Exchanges of Interests in the Global Bond" attached thereto.

"Depositary" means, with respect to the bonds of any series issuable or issued in whole or in part in the form of one or more Global bonds, a clearing agency registered under the Securities Exchange Act of 1934 or any successor clearing agency registered under such Act, and if at any time there is more than one such person, the term "Depositary" as used with respect to the bonds of any series shall mean the Depositary with respect to the bonds of such series.

"Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exchange Bonds" means the Bonds issued in the Exchange Offer pursuant to Section 1.10(f) of Article I hereof.

"Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

"Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

"Global Bonds" means, individually and collectively, each of the Restricted Global Bonds and the Unrestricted Global Bonds, substantially in the form of Exhibits A or B hereto issued in accordance with Section 1.10 of Article I hereof.

"Global Bond Legend" means the legend set forth in Section 1.10(g)(2) of Article I, which is required to be placed on all Global Bonds issued under this Indenture.

"Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

"Initial Purchasers" means Banc of America Securities LLC and U.S. Bancorp Piper Jaffray Inc.

"Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all holders of the Bonds for use by such holders in connection with the Exchange Offer.

"Non-U.S. Person" means a Person who is not a U.S. Person.

"Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

"Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

"Private Placement Legend" means the legend set forth in Section 1.10(g)(1) of Article I to be placed on all Bonds issued under this Supplemental Indenture except where otherwise permitted by the provisions of this Supplemental Indenture.

"QIB" means a "qualified institutional buyer" as defined in Rule 144A.

"Registration Rights Agreement" means the Registration Rights Agreement, dated as of April 29, 2003, between the Company and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

"Regulation S" means Regulation S promulgated under the Securities Act.

"Regulation S Global Bond" means a Regulation S Temporary Global Bond or Regulation S Permanent Global Bond, as appropriate.

"Regulation S Permanent Global Bond" means a permanent Global Bond in the form of Exhibit A hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Bond upon expiration of the Restricted Period.

"Regulation S Temporary Global Bond" means a temporary Global Bond in the form of Exhibit E hereto deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Bonds initially sold in reliance on Rule 903 of Regulation S.

"Restricted Definitive Bond" means a Definitive Bond bearing the Private Placement Legend.

"Restricted Global Bond" means a Global Bond bearing the Private Placement Legend.

"Restricted Period" means the 40-day distribution compliance period as defined in Regulation S.

"Rule 144" means Rule 144 promulgated under the Securities Act.

"Rule 144A" means Rule 144A promulgated under the Securities Act.

"Rule 903" means Rule 903 promulgated under the Securities Act.

"Rule 904" means Rule 904 promulgated the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended.

"Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

"Unrestricted Global Bond" means a permanent global Bond substantially in the form of Exhibit A1 attached hereto that bears the Global Bond Legend and that has the "Schedule of Exchange of Interests in the Global Bond" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Bonds that do not bear the Private Placement Legend.

"U.S. Person" means a U.S. Person as defined in Rule 902(o) under the Securities Act.

Section 1.08. In any case where the date of maturity of interest on or principal of the bonds of Series N or the date fixed for redemption of any bonds of Series N shall be in the location of the principal office of the Trustee, a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close in the State of Illinois, then payment of interest or principal (and premium, if any) need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 1.09. The Company reserves the right, without any consent or other action by holders of the bonds of Series N, or any subsequent series of bonds, to amend the Indenture by inserting the following language as Section 4 of Article XVI immediately following current Section 3 of Article XVI of the Indenture:

"Section 4. Anything in Section 1 of this Article XVI to the contrary notwithstanding, with the consent of the holders and registered owners of not less than sixty per centum (60%) in aggregate principal amount of all the bonds then outstanding (determined as provided in Section 2 of Article XVII of this Indenture) or their attorneys-in-fact duly authorized, or, if the rights of the holders of one or more, but not all, series then outstanding are affected, the consent of the holders and registered owners of not less than sixty per centum (60%) in aggregate principal amount of all the bonds then outstanding (determined as provided in Section 2 of Article XVII of this Indenture) of all affected series, taken together, and of any other series, the Company, when authorized by resolution of its Board of Directors, and the Trustee from time to time and at any time, subject to the restrictions in this Indenture contained, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof or change the coin or currency in which any bond or interest thereon is payable, without the consent of the holder or registered owner of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders and registered owners of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the aggregate principal amount of bonds the holders and registered owners of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section 4, bonds shall be deemed to be affected by a supplemental indenture if, in the opinion of the Trustee, such supplemental indenture would adversely affect or diminish the rights of holders thereof against the Company or against its property.

Upon the written request of the Company, accompanied by a resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee shall be entitled to receive and, subject to Section 1 of Article XV hereof, may rely upon, an opinion of counsel as conclusive evidence that any such supplemental indenture is authorized or permitted by the provisions of this Section 4.

It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

The Company and the Trustee, if they so elect, and either before or after such 60% or greater consent has been obtained, may require the holder or registered owner of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder or registered owner of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto. All subsequent holders and registered owners of bonds bearing such notation shall be deemed to have consented to the execution of such supplemental indenture, and consent, once given or deemed to be given, may not be withdrawn.

Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 4, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty (30) days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture."

Section 1.10 (a) Transfer and Exchange of Global Bonds. A Global Bond may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Bonds will be exchanged by the Company for Definitive Bonds if:

(1) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary; or

(2) in the case of a Global Bond held for an account of Euroclear or Clearstream, Euroclear or Clearstream, as the case may be, (a) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays), or (b) announces an intention permanently to cease business or does in fact do so;

(3) the Company in its sole discretion determines that the Global Bonds (in whole but not in part) should be exchanged for Definitive Bonds and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Bond be exchanged by the Company for the Definitive Bonds prior to (a) the expiration of the Restricted Period and (b) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act; or

(4) there has occurred and is continuing a Default or Event of Default with respect to the Bonds.

Upon the occurrence of any of the proceeding events in (1) through (4) above, Definitive Bonds shall be issued in such names as the Depositary shall instruct the Trustee. Definitive Bonds delivered in exchange for any Global Bonds will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures) and will bear the applicable Private Placement Legend, unless that legend is not required by applicable law.

Global Bonds also may be exchanged or replaced, in whole or in part, as provided in Sections 1.02 and 1.06 hereof. Every Bond authenticated and delivered in exchange for, or in lieu of, a Global Bond or any portion thereof, pursuant to this Section 1.10 or Sections 1.02 and 1.06 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Bond. A Global Bond may not be exchanged for another Bond other than as provided in this Section 1.10, however, beneficial interests in a Global Bond may be transferred and exchanged as provided in this Section 1.10.

(b) Transfer and Exchange of Beneficial Interests in the Global Bonds. The transfer and exchange of beneficial interests in the Global Bonds will be effected through the Depositary, in accordance with the provisions of this Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Bonds will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Bonds also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1) Transfer of Beneficial Interests in the Same Global Bond. Beneficial interests in any Restricted Global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Bond in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Bond may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 1.10(b)(1).

(2) Exchanges of Beneficial Interests in Global Bonds. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 1.10(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either:

(A) both:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Bond in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(B) both:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Bond in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Bond shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Bonds be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Bond prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 1.10(f) hereof, the requirements of this Section 1.10(b)(2) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the holder of such beneficial interests in the Restricted Global Bonds. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Bonds contained in this Indenture and the Bonds or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Bond(s) pursuant to Section 1.10(h) hereof.

(3) Transfer of Beneficial Interests to Another Restricted Global Bond. A beneficial interest in any Restricted Global Bond may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Bond if the transfer complies with the requirements of Section 1.10(b)(2) above and the Registrar receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Bond, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof; and

(B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Bond or the Regulation S Global Bond, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof.

(4) Transfer and Exchange of Beneficial Interests in a Restricted Global Bond for Beneficial Interests in an Unrestricted Global Bond. A beneficial interest in any Restricted Global Bond may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Bond or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond if the exchange or transfer complies with the requirements of Section 1.10(b)(2) above and:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Bonds or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Bond, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(a) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Bond has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with the Indenture, the Trustee shall authenticate one or more Unrestricted Global Bonds in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

Beneficial interests in an Unrestricted Global Bond cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Bond.

(c) Transfer or Exchange of Beneficial Interests for Definitive Bonds.

(1) Beneficial Interests in Restricted Global Bonds to Restricted Definitive Bonds. If any holder of a beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a Restricted Definitive Bond or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Bond, then, upon receipt by the Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a Restricted Definitive Bond, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (2)(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

(C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

(D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

(E) if such beneficial interest is being transferred to the Company, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

(F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Bond to be reduced accordingly pursuant to Section 1.10(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Bond in the appropriate principal amount. Any Definitive Bond issued in exchange for a beneficial interest in a Restricted Global Bond pursuant to this Section 1.10(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Bonds to the Persons in whose names such Bonds are so registered. Any Definitive Bond issued in exchange for a beneficial interest in a Restricted Global Bond pursuant to this Section 1.10(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(2) Beneficial Interests in Regulation S Temporary Global Bond to Definitive Bonds. Notwithstanding Sections 1.10(c)(1)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Bond may not be exchanged for a Definitive Bond or transferred to a Person who takes delivery thereof in the form of a Definitive Bond prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

(2) Beneficial Interests in Restricted Global Bonds to Unrestricted Definitive Bonds. A holder of a beneficial interest in a Restricted Global Bond may exchange such beneficial interest for an Unrestricted Definitive Bond or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Bond only if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Bonds or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a Definitive Bond that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(b) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Bond that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Beneficial Interests in Unrestricted Global Bonds to Unrestricted Definitive Bonds. If any holder of a beneficial interest in an Unrestricted Global Bond proposes to exchange such beneficial interest for a Definitive Bond or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Bond, then, upon satisfaction of the conditions set forth in Section 1.10(b)(2) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Bond to be reduced accordingly pursuant to Section 1.10(h) hereof, and the Company will execute and the Trustee will authenticate and deliver to the Person designated in the instructions a Definitive Bond in the appropriate principal amount. Any Definitive Bond issued in exchange for a beneficial interest pursuant to this Section 1.10(c)(3) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Definitive Bonds to the Persons in whose names such Bonds are so registered. Any Definitive Bond issued in exchange for a beneficial interest pursuant to this Section 1.10(c)(3) will not bear the Private Placement Legend.

(d) Transfer and Exchange of Definitive Bonds for Beneficial Interests.

(1) Restricted Definitive Bonds to Beneficial Interests in Restricted Global Bonds. If any holder of a Restricted Definitive Bond proposes to exchange such Bond for a beneficial interest in a Restricted Global Bond or to transfer such Restricted Definitive Bonds to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Bond, then, upon receipt by the Registrar of the following documentation:

(A) if the holder of such Restricted Definitive Bond proposes to exchange such Bond for a beneficial interest in a Restricted Global Bond, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (2)(b) thereof;

(B) if such Restricted Definitive Bond is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

(C) if such Restricted Definitive Bond is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

(D) if such Restricted Definitive Bond is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

(E) if such Restricted Definitive Bond is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

(F) if such Restricted Definitive Bond is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Bond, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Bond, in the case of clause (B) above, the 144A Global Bond, in the case of clause (C) above, the Regulation S Global Bond.

(2) Restricted Definitive Bonds to Beneficial Interests in Unrestricted Global Bonds. A holder of a Restricted Definitive Bond may exchange such Bond for a beneficial interest in an Unrestricted Global Bond or transfer such Restricted Definitive Bond to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond only if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Bonds or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(i) if the holder of such Definitive Bonds proposes to exchange such Bonds for a beneficial interest in the Unrestricted Global Bond, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(c) thereof; or

(ii) if the holder of such Definitive Bonds proposes to transfer such Bonds to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Bond, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 1.10(d)(2), the Trustee will cancel the Definitive Bonds and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Bond.

(3) Unrestricted Definitive Bonds to Beneficial Interests in Unrestricted Global Bonds. A holder of an Unrestricted Definitive Bond may exchange such Bond for a beneficial interest in an Unrestricted Global Bond or transfer such Definitive Bonds to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Bond and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Bonds.

If any such exchange or transfer from a Definitive Bond to a beneficial interest is effected pursuant to subparagraphs (2)(B), (2)(D) or (3) above at a time when an Unrestricted Global Bond has not yet been issued, the Company will issue and, upon receipt of an Authentication Order in accordance with the Indenture, the Trustee will authenticate one or more Unrestricted Global Bonds in an aggregate principal amount equal to the principal amount of Definitive Bonds so transferred.

(e) Transfer and Exchange of Definitive Bonds for Definitive Bonds. Upon request by a holder of Definitive Bonds and such holder's compliance with the provisions of this Section 1.10(e), the Registrar will register the transfer or exchange of Definitive Bonds. Prior to such registration of transfer or exchange, the requesting holder must present or surrender to the Registrar the Definitive Bonds duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such holder or by its attorney, duly authorized in writing. In addition, the requesting holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 1.10(e).

(1) Restricted Definitive Bonds to Restricted Definitive Bonds. Any Restricted Definitive Bond may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Bond if the Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; and

(C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications, certificates and opinion of counsel required by item (3) thereof, if applicable.

(2) Restricted Definitive Bonds to Unrestricted Definitive Bonds. Any Restricted Definitive Bond may be exchanged by the holder thereof for an Unrestricted Definitive Bond or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Bond if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a broker-dealer, (ii) a Person participating in the distribution of the Exchange Bonds or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Registrar receives the following:

(i) if the holder of such Restricted Definitive Bonds proposes to exchange such Bonds for an Unrestricted Definitive Bond, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(d) thereof; or

(ii) if the holder of such Restricted Definitive Bonds proposes to transfer such Bonds to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Bond, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an opinion of counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Unrestricted Definitive Bonds to Unrestricted Definitive Bonds. A holder of Unrestricted Definitive Bonds may transfer such Bonds to a Person who takes delivery thereof in the form of an Unrestricted Definitive Bond. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Bonds pursuant to the instructions from the holder thereof.

(f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue and, upon receipt of an Authentication Order in accordance with the Indenture, the Trustee will authenticate:

(1) one or more Unrestricted Global Bonds in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Bonds tendered into the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Bonds and (z) they are not affiliates (as defined in Rule 144) of the Company; and

(2) Unrestricted Definitive Bonds in an aggregate principal amount equal to the principal amount of the Restricted Definitive Bonds accepted for exchange in the Exchange Offer.

Concurrently with the issuance of such Bonds, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Bonds to be reduced accordingly, and the Company will execute and the Trustee will authenticate and deliver to the Persons designated by the holders of Definitive Bonds so accepted Unrestricted Definitive Bonds in the appropriate principal amount.

(g) Legends. The following legends will appear on the face of all Global Bonds and Definitive Bonds issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

(1) Private Placement Legend.

(A) Except as permitted by subparagraph (B) below, each Global Bond and each Definitive Bond (and all Bonds issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

"The Bond evidenced hereby has not been registered under the United States Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold except as set forth below, by its acquisition hereof, the Holder (1) represents that (a) it is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act) and is aware that the sale is being made in reliance on Rule 144A under the Securities Act or (b) it is a non-U.S. person (as defined in regulation s under the Securities Act), and it is purchasing this Bond in an offshore transaction pursuant to Regulation S; (2) agrees that it will not resell or otherwise transfer this Bond except (a)(i) to the Issuer, (ii) to a person who the Seller reasonably believes is a Qualified Institutional Buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A, (iii) outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the securities, (iv) pursuant to the exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (v) after registration under the Securities Act and (b) in accordance with all applicable securities laws of the United States and any other jurisdiction; and (3) agrees that it will give to each person to whom this Bond is transferred a notice substantially to the effect of this legend, in each case, in accordance with applicable securities laws of the states of the United States and any jurisdiction outside the United States."

(B) Notwithstanding the foregoing, any Global Bond or Definitive Bond issued pursuant to subparagraphs (b)(4), (c)(3), (c)(4), (d)(2), (d)(3), (e)(2), (e)(3) or (f) of this Section 1.10 (and all Bonds issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

(2) Global Bond Legend. Each Global Bond will bear a legend in substantially the following form:

"THIS GLOBAL BOND IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 1.10 OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL BOND MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 1.10(a) OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL BOND MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION AND (IV) THIS GLOBAL BOND MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN DEFINITIVE FORM, THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

(3) Regulation S Temporary Global Bond Legend. The Regulation S Temporary Global Bond will bear a legend in substantially the following form:

"THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED BONDS, ARE AS SPECIFIED IN THE SUPPLEMENTAL INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

(h) Cancellation and/or Adjustment of Global Bonds. At such time as all beneficial interests in a particular Global Bond have been exchanged for Definitive Bonds or a particular Global Bond has been redeemed, repurchased or canceled in whole and not in part, each such Global Bond will be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Bond is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Bond or for Definitive Bonds, the principal amount of Bonds represented by such Global Bond will be reduced accordingly and an endorsement will be made on such Global Bond by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Bond, such other Global Bond will be increased accordingly and an endorsement will be made on such Global Bond by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

Article II

Additional Covenants

Section 2.01. The Company covenants that, so long as any bonds of Series N are outstanding, the Company will comply with and observe the covenants, terms and provisions contained in Section 10 of Article IV of the Indenture which covenants, terms and provisions shall remain in effect and shall be for the benefit of the holders of the bonds of Series N as well as the bonds of Series L and the bonds of Series M.

Section 2.02. So long as any bonds of Series N are outstanding, the Company will not declare or pay any dividends (other than dividends payable solely in its common stock) or make any distribution of any kind on, or make any expenditures to purchase, redeem or retire (other than by exchange for other shares, or through the application of the net cash proceeds of the sale of other shares, exchanged or sold after the date of the initial issuance of any bonds of Series N), any shares of its common stock if:

(a) after giving effect to the dividend, distribution, or expenditure concerned, the aggregate amount thereof (except to the extent hereinbefore in this section excepted from the effect hereof) shall be in excess of the sum of $500,000 plus (or, in the event such accumulated surplus earnings shall be a negative amount, minus) the surplus earnings of the Company, determined in accordance with generally accepted accounting principles, accumulated subsequent to September 30, 1980; or

(b) any event of default hereunder shall then exist or thereby occur or an event shall have occurred or a situation shall then exist which by lapse of time alone would become an event of default hereunder.

"Surplus earnings" for purposes of this Section 2.02 shall be deemed to mean net earnings, as defined in paragraph 12 of Article I of the Indenture, less all applicable interest charges and less all taxes on income not deducted in computing said net earnings.

Section 2.03. The term "default" or "event of default" wherever used in this Fourteenth Supplemental Indenture shall mean any one or more of the events set forth in Article X of the Indenture.

Article III

Miscellaneous

Section 3.01. For all purposes of this Fourteenth Supplemental Indenture, all terms herein contained shall, except as the context may otherwise require or as provided herein, have the meanings given to such terms in the Indenture.

Section 3.02. The recitals contained in this Fourteenth Supplemental Indenture are made by the Company and not by the Trustee; and all of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as set forth herein in full.

Section  3.03. This Fourteenth Supplemental Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and shall constitute but one and the same instrument.

In Witness Whereof, the Company has caused this instrument to be executed in its corporate name by its President, or an Executive Vice President or a Vice President and its corporate seal to be hereunto affixed and to be attested by its Secretary or an Assistant Secretary, and said U.S. Bank National Association, as successor trustee to Continental Bank, National Association, to evidence its acceptance of its trust hereby created, has caused this instrument to be executed in its corporate name by an Executive Vice President or one of its Vice Presidents and its corporate seal to be hereunto affixed and to be attested by an Assistant Secretary, in several counterparts, all as of the day and year first above written.
North Shore Gas Company
By: /s/ Thomas A. Nardi
Thomas A. Nardi
Senior Vice President, Chief Financial
Officer and Treasurer

Attest:

/s/ John G. Nassos
    John G. Nassos
    Assistant Secretary
U.S. Bank National Association, as successor trustee to Continental Bank, National Association

By: /s/ Richard H. Prokosch
Richard H. Prokosch
Vice President

Attest:

/s/ Lori-Anne Rosenberg
    Lori-Anne Rosenberg
    Assistant Vice President

State of Illinois	)
) SS.
County of Cook	)

I, Lorena Patino, a Notary public in and for said County, in the State aforesaid, Do Hereby Certify that THOMAS A. NARDI and JOHN G. NASSOS, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, and personally known to me to be the duly qualified and acting Senior Vice President, Chief Financial Officer and Treasurer and Assistant Secretary, respectively, of North Shore Gas Company, appeared before me this day in person, and acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary acts as such Senior Vice President, Chief Financial Officer and Treasurer and Assistant Secretary, respectively, and as the free and voluntary act of said North Shore Gas Company, for the uses and purposes therein set forth.

In Witness Whereof, I have hereunto set my hand and have affixed my Notarial Seal this 28th day of April, 2003.
/s/ Lorena Patino
Notary Public

My commission expires June 14, 2006.

State of Illinois	)
) SS.
County of Cook	)

I, Mary R. McCarthy, a Notary public in and for said County, in the State aforesaid, Do Hereby Certify that Richard H. Prokosch and Lori-Anne Rosenberg personally known to me to be the same persons whose names are subscribed to the foregoing instrument, and personally known to me to be the duly elected, qualified and acting Vice President and Assistant Vice President, respectively, of U.S. Bank National Association, as successor trustee to Continental Bank, National Association, appeared before me this day in person, and acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary acts as such Vice President and Assistant Vice President respectively, and as the free and voluntary act of said U.S. Bank National Association, as successor trustee to Continental Bank, National Association, for the uses and purposes therein set forth.

In Witness Whereof, I have hereunto set my hand and have affixed my Notarial Seal this 25th day of April, 2003.
/s/ Mary R. McCarthy
Notary Public

My commission expires January 31, 2005.

SCHEDULE 1

EASEMENTS AND OTHER INTERESTS IN LAND

1. All rights of way, easements, franchises, licenses, permits, privileges, leases, leaseholds and other authority granted to the Company for the purpose of constructing, installing, operating, using, maintaining, renewing, replacing or relocating gas mains, pipelines, services and other facilities on, over or in private property owned by others and situated in the County of Cook in the State of Illinois, including, without limiting the generality of the foregoing, those certain easements granted to the Company by the grantors hereinafter named and filed for record and recorded as hereinafter set forth, to wit:
Grantor	File Number	Document Number	PIN Number	Date of Instrument	Date Recorded

American National Bank and Trust Company of Chicago	968	4222231	03-27-300-021	9/28/98	10/15/98
James E. Bishop	969	4291973	06-24-400-030	1/15/99	2/3/99
Duke-Weeks Realty Limited Partnership	970	4425446	11-36-301-011	9/23/99	9/27/99
Abbott Laboritories	971	4392040	11-12-400-195	6/10/99	7/27/99
Donald I. Taft	972	4344680	03-14-100-011	4/26/99	4/27/99
Donald I. Taft	972	4344679	03-14-100-012	4/26/99	4/27/99
Brian E. Melin and Janet L. Melin	972	4339686	03-16-200-027	4/13/99	4/19/99
Hans Peter Oberdick and Bernadine M. Oberdick	972	4336308	03-16-100-013	4/6/99	4/12/99
Lake County Forest Preserve District	972	4336309	03-16-200-038 03-15-100-002 03-15-200-001	4/9/99	4/12/99
John D. D'Andrea, II and Patricia A. D'Andrea	972	4336310	03-14-100-026	4/10/99	4/12/99
Audrey R. Streicher as Trustee of the John E. Streicher Trust No. 4191	972	4333804	03-17-200-055 03-16-100-004	2/5/99	4/7/99
Audrey R. Streicher	972	4333803	03-16-101-001	2/5/99	4/7/99
Michael J. Kelly and Linda S. Kelly	972	4333802	03-15-200-006 03-15-200-014	2/17/99	4/7/99
Glenn Eppers	972	4333801	03-16-100-009	3/5/99	4/7/99
County of Lake, Trustee	972	4333800	03-15-200-007	3/11/99	4/7/99
Jose B. Najarro	972	4333799	03-16-200-020	3/15/99	4/7/99
Bernard E. Drew as Trustee under the W.T. Dunlay Trust No. One	972	4333798	03-16-100-006	2/1/99	4/7/99
Housing Authority of The County of Lake, Illinois	972	4333797	03-16-200-018	2/2/99	4/7/99
Ronald K. Peterson and Michelle	972	4333796	03-14-100-016	1/1/99	4/7/99
George H. Palaske as Trustee of Trust No. 1002	972	4333795	03-16-100-007 03-16-100-008	2/23/99	4/7/99
Edward R. Carl and Arlene S. Carl	972	4333794	03-14-100-014	2/20/99	4/7/99
Elizabeth Kalisz	972	4333793	03-16-100-005	3/2/99	4/7/99
David Van Zelst, Jean Van Zelst and Anne Orvieto	972	4333792	03-15-200-008	2/18/99	4/7/99
Darold E. Hassler Trustee under the Darold E. Hassler and Sandra Sue Hassler Declaration of Trust	972	4333791	03-16-200-013	3/17/99	4/7/99
James S. Thurston and Barbara Burns Thurston	972	4333790	03-15-200-015	3/16/99	4/7/99
Barbara M. Amendola	972	4333789	03-14-100-018	3/26/99	4/7/99
Steven B. Brucki	972	4333788	03-15-200-012	4/5/99	4/7/99
Harold C. Sokup, II and Angie Sokup as Trustees of the Harold C. Sokup, II and Angie Sokup Revocable Living Trust	972	4333787	03-14-100-015	4/5/99	4/7/99
Daniel Fuesting and Marita R. Fuesting	972	4333786	03-15-200-013	4/6/99	4/7/99
Cheryl E. Smith and Yvonne C. Lainio	972	4333785	03-16-100-011	3/26/99	4/7/99
Emanuel Kritikos and Bessy Kritikos	972	4329791	03-14-200-011	4/1/99	4/1/99
Anthony Titus, Frank Titus, Charles Titus, Anne Marie Titus and David Titus	973	4431563	10-12-100-007	10/6/99	10/7/99
Anthony Titus and David S. Titus as Trustees under Trust Agreement Number 101	973	4431564	10-01-300-005	10/6/99	10/7/99
Raymond M. Guerin and Deborah S. Guerin	974	4439278	12-09-401-012	10/16/99	10/25/99
Robert J. Meyer as Trustee under the Robert J. Meyer Living Trust	975	4445127	10-12-300-002 10-12-200-002 10-12-100-005 10-12-400-005 10-12-101-001 10-12-100-005	10/29/99	11/3/99
Lake County Forest Preserve District	976	4455368	11-22-400-022 11-22-400-023 11-23-200-006	11/17/99	11/22/99
Zion Park District	977	4458523	24 Parcels No PIN #	11/2/99	11/30/99
Deerfield Village Centre, L.L.C.	978	4512739	16-33-102-001 16-33-102-002 16-33-102-003 16-33-102-004 16-33-102-005 16-33-102-007 16-33-102-008 16-33-102-009 16-33-102-010 16-33-102-025 16-33-102-026 16-33-102-028 16-33-102-040	4/4/00	4/11/00
Baxter Healthcare Corporation	979	4522958	16-31-300-028 16-31-300-026	4/28/00	5/4/00
Riverwoods Hospitality, L.L.C.	980	4543902	15-36-402-012	6/12/00	6/25/00
Atlantic Homestead Village Limited Partnership	981	4549061	15-36-402-011	6/12/00	7/6/00
Novus Credit Services Inc.	982	4564152 4692970	15-36-400-033 15-36-400-035 15-36-400-040 15-36-400-041 16-31-300-023	7/25/00 5/7/01	8/7/00 5/16/01
Commonwealth Edison Company	983	Not Recorded	10-12-100-001	11/24/99	N/A
Bank of Waukegan Trustee under Trust No. 204200	984	4583204	07-24-400-062	9/12/00	9/19/00
Mary Vasquez and Luis Vasquez Trustees of the Luis Vasquez Declaration Trust	985	4637629	03-15-200-007 03-14-100-023	1/29/01	1/30/01
Commonwealth Edison Company	986	Not Recorded	08-19-100-026	11/6/00	N/A
Commonwealth Edison Company	987	Not Recorded	04-22-300-007	11/6/00	N/A
Commonwealth Edison Company	988	Not Recorded	03-36-100-001	11/6/00	N/A
CCH Inc.	989	4662960 4692969	15-36-400-037	3/1/01	3/26/01 5/16/01
Village of Gurnee	990	4771317	07-23-210-001 07-23-205-011	9/17/01	10/2/01
Mark L. Taylor and Julie Taylor	991	4480329	03-26-100-016	1/7/00	1/18/00
Bank of Waukegan Trustee under Trust No. 204283	992	4798717	11-16-418-015	10/19/01	11/9/01
Carl Wasserman and Joan Wasserman	993	4798716	11-09-300-031 11-09-300-032	10/22/01	11/9/01
Daniel Cardos	994	4924205	16-07-104-002	5/14/02	5/14/02
Walter H. Scheider and Marilynn N. Schneider as Trustees of the Schneider Living Trust	995	4965734	04-33-201-001	7/15/02	7/18/02
The Cuneo Foundation	996	4882823	11-33-200-023 11-33-200-024	12/4/01	3/18/02
Woodland Ventures, L.L.C.	998	5009216	16-35-100-016 16-35-100-021	9/11/02	9/17/02
Jean R. Doney	999	5023141	15-24-100-062	9/16/02	10/7/02
Michael Clavey	1000	5023142	15-24-100-012	12/19/01	10/7/02
Medline Industries, Inc.	1001	4976356	10-36-405-034	7/30/02	8/5/02
Dennis Soben and Robert Soben	1002	4986109	10-36-405-034	8/7/02	8/15/02

Rental Easements		License # / Doc #

Elgin, Joliet and Eastern Railway Company	R-219	499010		7/1/99	N/A
Wisconsin Central LTD.	R-220	2650-W		10/1/98	N/A
Wisconsin Central LTD.	R-221	3197-W		10/29/99	N/A
Commonwealth Edison Company	R-222	4498037	15-34-401-005	10/27/98	3/2/00
Union Pacific Railroad Company	R-224	221626		9/5/00	N/A

Exhibit A

(Form of Series N-1 Registered Bond Without Coupons)

ICC Identification No. 6274
CUSIP:
ISIN:

No. R-1
$. . . . . . .

NORTH SHORE GAS COMPANY

FIRST MORTGAGE 4.625% BOND,

SERIES N-1

DUE May 1, 2013

NORTH SHORE GAS COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ., or registered assigns on May 1, 2013, unless this Bond shall have been called for redemption and payment of the redemption price shall have been duly made or provided for in accordance with the hereinafter described Indenture, the principal sum of . . . . . . . . . . . . . . . Dollars ($__________), and to pay interest on the balance of said principal sum from time to time remaining unpaid from the May 1 or November 1 to which interest has been paid next preceding the date of authentication of this Bond, unless this Bond is authenticated on a May 1 or November 1 to which interest has been paid, in which event this Bond shall bear interest from such May 1 or November 1, or unless no interest has been paid on this Bond, in which event this Bond shall bear interest from the date hereof, at the rate of four and six hundred twenty-five thousandths percent (4.625%) per annum (calculated on the basis of a year of 360 days consisting of twelve 30-day months), payable at or before 9:00 a.m., Chicago time, on May 1 and November 1 of each year, commencing November 1, 2003 until payment in full of such principal sum provided, however, that if a Registration Default (as defined in the Registration Rights Agreement by and among the Company and the Initial Purchasers (as defined therein), dated as of April 29, 2003) occurs, additional interest will accrue on this Bond at a rate of 0.25% per annum (increasing by an additional 0.25% per annum after each consecutive 90-day period that occurs, after the date on which such Registration Default occurs up to a maximum additional interest rate of 1.00% per annum) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Interest shall also accrue on any overdue principal, premium, if any, and (to the extent that such interest shall be legally enforceable) on any overdue installment of interest until paid at the same rate per annum. The interest so payable on any interest payment date will, subject to certain exceptions provided in the Indenture, be paid to the person who is the registered owner of this Bond at the close of business on the applicable record date next preceding such interest payment date. Principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America at the principal corporate office or agency of the Company in Chicago, Illinois.

This Bond is one of the First Mortgage Bonds of the Company, all issued and to be issued in series, from time to time, under and in accordance with and, irrespective of the time of issue or of the series in which issued or the designation thereof, equally secured by the Indenture dated as of April 1, 1955 (the "Original Indenture"), as supplemented and amended by supplemental indentures dated as of July 1, 1957, as of December 1, 1961, as of December 20, 1963, as of May 1, 1964, as of February 1, 1970, as of October 1, 1973, as of February 15, 1977, as of September 15, 1980, as of December 1, 1987, as of November 1, 1990, as of October 1, 1992, as of April 1, 1993, as of December 1, 1998 and the Supplemental Indenture dated as of April 15, 2003 relating to the hereinafter described Series N-1 Bonds (the "Supplemental Indenture"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Supplemental Indenture. The word "Indenture", as used in this Bond, shall mean said Original Indenture, as amended and supplemented from time to time by indentures supplemental thereto, including the Supplemental Indenture. The word "Company", as used in this Bond, shall be construed to include any successor corporation, as defined in the Indenture. The word "Trustee", as used in this Bond, shall be construed to mean and include U.S. Bank National Association (successor to Continental Bank, National Association), as trustee under the Indenture, and any successor trustee thereunder. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the property mortgaged and pledged (except that certain parcels described in the Indenture and in said supplemental indentures have been released from the lien of the Indenture pursuant to the terms thereof), the nature and extent of the security and the terms and conditions governing the issuance and security of the bonds issued or to be issued under the Indenture. As provided in the Indenture, the bonds may be for various principal sums, are issuable in series, may bear interest at different rates and may otherwise vary as provided therein. This Bond is one of the series of such First Mortgage Bonds designated as "North Shore Gas Company First Mortgage 4.625% Bonds, Series N-1", hereinafter called the "Series N-1 Bonds".

The Series N-1 Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations of $1,000 and any integral multiple thereof.

As more fully described in the Supplemental Indenture, the Company reserves the right, without any consent or other action by holders of the Series N-1 Bonds or the bonds of any subsequent series, to amend the Indenture to provide that the Indenture, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in aggregate principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding.

The series N-1 Bonds are subject to mandatory redemption in whole, upon the notice and in the manner and with the effect provided in the Indenture, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date in the event that all or substantially all of the mortgaged property shall be sold or taken by the power of eminent domain or otherwise.

Notice of any redemption of the Series N-1 Bonds shall be given by mailing by first-class mail, postage prepaid, at least thirty (30) days and not more than sixty (60) days prior to the redemption date, to the holders of all such bonds to be redeemed at their last addresses that shall appear upon the registry book, all as more fully provided in the Indenture. Notice of redemption having been duly given, the bonds called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and whenever the redemption price thereof shall have been deposited with the Trustee and notice of redemption shall have been duly given or provision therefore made, such bonds shall no longer be entitled to any lien or benefit of the Indenture.

In case of certain events of default specified in the Indenture, the principal of all bonds issued and outstanding thereunder may be declared or may become due and payable in the manner and with the effect provided in the Indenture.

No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being released by the holder hereof by the acceptance of this Bond, and being likewise waived and released by the terms of the Indenture.

This Bond is transferable by the registered holder hereof in person or by a duly authorized attorney at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this Bond, and thereupon a new registered bond or bonds, without coupons, of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor. In the manner provided in the Indenture, registered Bonds without coupons of this series may, at the option of the registered owner and upon surrender at said office or agency of the Company, be exchanged for registered Bonds without coupons of this series of the same aggregate principal amount of other authorized denominations.

The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

In addition to the rights provided to holders of Bonds under the Indenture, holders of Restricted Global Bonds and Restricted Definitive Bonds will have all the rights set forth in the Registration Rights Agreement dated as of April 29, 2003, between the Company and the Initial Purchasers.

This Bond shall not be entitled to any security or benefit under the Indenture, and shall not become valid or obligatory for any purpose, until this Bond shall have been authenticated by the execution of the certificate, hereon endorsed, by the Trustee or its successor in trust under the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by its President, Executive Vice President, Chief Financial Officer, Treasurer or a Vice President manually or in facsimile, and has caused its corporate seal manually or in facsimile to be hereto affixed, attested by the manual or facsimile signature of its Secretary or of an Assistant Secretary.

Dated: . . . . . . . . . . . . .

NORTH SHORE GAS COMPANY

By: ______________________
Its: ______________________

Attest:

By: ____________________
Its: ____________________

(Form of Trustee's Certificate)

This bond is one of the bonds of the series designated, referred to and described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION

By . . . . . . . . . . . . . . .
Authorized Officer.

_______________________

ASSIGNMENT

For value received, the undersigned hereby sell(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE: _____________________
______________________________________________________
______________________________________________________
(Please print or typewrite name and address, including zip code of assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____________ Attorney to transfer said Note on the books of the Trustee with full power of substitution in the premises.

Dated: __________________	_______________________

Notice: The signature to this Assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any changes whatever.

Exhibit B

(Form of Series N-2 Registered Bond Without Coupons)

ICC Identification No. 6274
CUSIP:
ISIN:

No. R-2	$. . . . . . .

NORTH SHORE GAS COMPANY

FIRST MORTGAGE 4.625% BOND,

SERIES N-2

DUE May 1, 2013

NORTH SHORE GAS COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ., or registered assigns on May 1, 2013, unless this Bond shall have been called for redemption and payment of the redemption price shall have been duly made or provided for in accordance with the hereinafter described Indenture, the principal sum of . . . . . . . . . . . . . . . Dollars ($__________), and to pay interest on the balance of said principal sum from time to time remaining unpaid from the May 1 or November 1 to which interest has been paid next preceding the date of authentication of this Bond, unless this Bond is authenticated on a May 1 or November 1 to which interest has been paid, in which event this Bond shall bear interest from such May 1 or November 1, or unless no interest has been paid on this Bond, in which event this Bond shall bear interest from the date hereof, at the rate of four and six hundred twenty-five thousandths percent (4.625%) per annum (calculated on the basis of a year of 360 days consisting of twelve 30-day months), payable at or before 9:00 a.m., Chicago time, on May 1 and November 1 of each year, commencing November 1, 2003 until payment in full of such principal sum. Interest shall also accrue on any overdue principal, premium, if any, and (to the extent that such interest shall be legally enforceable) on any overdue installment of interest until paid at the same rate per annum. The interest so payable on any interest payment date will, subject to certain exceptions provided in the Indenture, be paid to the person who is the registered owner of this Bond at the close of business on the applicable record date next preceding such interest payment date. Principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America at the principal corporate office or agency of the Company in Chicago, Illinois.

This Bond is one of the First Mortgage Bonds of the Company, all issued and to be issued in series, from time to time, under and in accordance with and, irrespective of the time of issue or of the series in which issued or the designation thereof, equally secured by the Indenture dated as of April 1, 1955 (the "Original Indenture"), as supplemented and amended by supplemental indentures dated as of July 1, 1957, as of December 1, 1961, as of December 20, 1963, as of May 1, 1964, as of February 1, 1970, as of October 1, 1973, as of February 15, 1977, as of September 15, 1980, as of December 1, 1987, as of November 1, 1990, as of October 1, 1992, as of April 1, 1993, as of December 1, 1998 and the Supplemental Indenture dated as of April 15, 2003 relating to the hereinafter described Series N-2 Bonds (the "Supplemental Indenture"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Supplemental Indenture. The word "Indenture", as used in this Bond, shall mean said Original Indenture, as amended and supplemented from time to time by indentures supplemental thereto, including the Supplemental Indenture. The word "Company", as used in this Bond, shall be construed to include any successor corporation, as defined in the Indenture. The word "Trustee", as used in this Bond, shall be construed to mean and include U.S. Bank National Association (successor to Continental Bank, National Association), as trustee under the Indenture, and any successor trustee thereunder. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the property mortgaged and pledged (except that certain parcels described in the Indenture and in said supplemental indentures have been released from the lien of the Indenture pursuant to the terms thereof), the nature and extent of the security and the terms and conditions governing the issuance and security of the bonds issued or to be issued under the Indenture. As provided in the Indenture, the bonds may be for various principal sums, are issuable in series, may bear interest at different rates and may otherwise vary as provided therein. This Bond is one of the series of such First Mortgage Bonds designated as "North Shore Gas Company First Mortgage 4.625% Bonds, Series N-2", hereinafter called the "Series N-2 Bonds".

The Series N-2 Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations of $1,000 and any integral multiple thereof.

As more fully described in the Supplemental Indenture, the Company reserves the right, without any consent or other action by holders of the Series N-2 Bonds or the bonds of any subsequent series, to amend the Indenture to provide that the Indenture, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in aggregate principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding.

The series N-2 Bonds are subject to mandatory redemption in whole, upon the notice and on the manner and with the effect provided in the Indenture, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date in the event that all or substantially all of the mortgaged property shall be sold or taken by the power of eminent domain or otherwise.

Notice of any redemption of the Series N-2 Bonds shall be given by mailing by first-class mail, postage prepaid, at least thirty (30) days and not more than sixty (60) days prior to the redemption date, to the holders of all such bonds to be redeemed at their last addresses that shall appear upon the registry book, all as more fully provided in the Indenture. Notice of redemption having been duly given, the bonds called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and whenever the redemption price thereof shall have been deposited with the Trustee and notice of redemption shall have been duly given or provision therefore made, such bonds shall no longer be entitled to any lien or benefit of the Indenture.

In case of certain events of default specified in the Indenture, the principal of all bonds issued and outstanding thereunder may be declared or may become due and payable in the manner and with the effect provided in the Indenture.

No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being released by the holder hereof by the acceptance of this Bond, and being likewise waived and released by the terms of the Indenture.

This Bond is transferable by the registered holder hereof in person or by a duly authorized attorney at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this Bond, and thereupon a new registered bond or bonds, without coupons, of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor. In the manner provided in the Indenture, registered Bonds without coupons of this series may, at the option of the registered owner and upon surrender at said office or agency of the Company, be exchanged for registered Bonds without coupons of this series of the same aggregate principal amount of other authorized denominations.

The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

This Bond shall not be entitled to any security or benefit under the Indenture, and shall not become valid or obligatory for any purpose, until this Bond shall have been authenticated by the execution of the certificate, hereon endorsed, by the Trustee or its successor in trust under the Indenture.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by its President, Executive Vice President, Chief Financial Officer, Treasurer or a Vice President manually or in facsimile, and has caused its corporate seal manually or in facsimile to be hereto affixed, attested by the manual or facsimile signature of its Secretary or of an Assistant Secretary.

Dated: . . . . . . . . . . . . .

NORTH SHORE GAS COMPANY

By: ______________________
Its: ______________________

Attest:

By: ____________________
Its: ____________________

(Form of Trustee's Certificate)

This bond is one of the bonds of the series designated, referred to and described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION

By . . . . . . . . . . . . . . .
Authorized Officer.

_______________________

ASSIGNMENT

For value received, the undersigned hereby sell(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE: _____________________
______________________________________________________
______________________________________________________
(Please print or typewrite name and address, including zip code of assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____________ Attorney to transfer said Note on the books of the Trustee with full power of substitution in the premises.

Dated: __________________	_______________________

Notice: The signature to this Assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any changes whatever.

EXHIBIT C

FORM OF CERTIFICATE OF TRANSFER

North Shore Gas Company
130 East Randolph Drive
Chicago, Illinois 60601

U.S. Bank National Association
U.S. Bank Trust Center
180 East Fifth Street, 2nd Floor
St. Paul, Minnesota 55101

Re: 4.625% First Mortgage Bonds, Series N-1 due May 1, 2003

Reference is hereby made to the Supplemental Indenture dated as of April 15, 2003, between North Shore Gas Company, as issuer (the "Company") and U.S. Bank National Association, as trustee (the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________________, (the "Transferor") owns and proposes to transfer the Bond[s] or interest in such Bond[s] specified in Annex A hereto, in the principal amount of $___________ in such Bond[s] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. Check if Transferee will take delivery of a beneficial interest in the 144A Global Bond or a Definitive Bond Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Bond is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Bond for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Bond and/or the Definitive Bond and in the Indenture and the Securities Act.

2. Check if Transferee will take delivery of a beneficial interest in Regulation S Temporary Global Bond, the Regulation S Permanent Global Bond or a Definitive Bond pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Bond, the Regulation S Temporary Global Bond and/or the Definitive Bond and in the Indenture and the Securities Act.

3. Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Bond pursuant to any provision of the Securities Act other than Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Bonds and Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) such Transfer is being effected to the Company or a subsidiary thereof;

or

(c) such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4. Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Bond or of an Unrestricted Definitive Bond.

(a) Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds, on Restricted Definitive Bonds and in the Indenture.

(b) Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds, on Restricted Definitive Bonds and in the Indenture.

(c) Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds or Restricted Definitive Bonds and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

______________________________
[Insert Name of Transferor]

By: __________________________
Name:
Title:

Dated: _______________________

ANNEX A TO CERTIFICATE OF TRANSFER

1. The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a) - a beneficial interest in the:

(i) - 144A Global Bond or

(ii) - Regulation S Permanent Global Bond, or

(iii) - Regulation S Temporary Global Bond, or

(b) - a Restricted Definitive Bond.

2. After the Transfer the Transferee will hold:

[CHECK ONE]

(a) - a beneficial interest in the:

(i) - 144A Global Bond, or

(ii) - Regulation S Permanent Global Bond, or

(iii) - Regulation S Temporary Global Bond, or

(iv) - Unrestricted Global Bond; or

(b) - a Restricted Definitive Bond; or

(c) - an Unrestricted Definitive Bond,

in accordance with the terms of the Indenture.

EXHIBIT D

FORM OF CERTIFICATE OF EXCHANGE

North Shore Gas Company
130 East Randolph Drive
Chicago, Illinois 60601

U.S. Bank National Association
U.S. Bank Trust Center
180 East Fifth Street, 2nd Floor
St. Paul, Minnesota 55101

Re: 4.625% First Mortgage Bonds, Series N-1 due May 1, 2013

Reference is hereby made to the Supplemental Indenture dated as of April 15, 2003, between North Shore Gas Company, as issuer (the "Company") and U.S. Bank National Association, as trustee (the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

__________________________, (the "Owner") owns and proposes to exchange the Bond[s] or interest in such Bond[s] specified herein, in the principal amount of $____________ in such Bond[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Bonds or Beneficial Interests in a Restricted Global Bond for Unrestricted Definitive Bonds or Beneficial Interests in an Unrestricted Global Bond

(a) Check if Exchange is from beneficial interest in a Restricted Global Bond to beneficial interest in an Unrestricted Global Bond. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for a beneficial interest in an Unrestricted Global Bond in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Bonds and pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) Check if Exchange is from beneficial interest in a Restricted Global Bond to Unrestricted Definitive Bond. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for an Unrestricted Definitive Bond, the Owner hereby certifies (i) the Definitive Bond is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) Check if Exchange is from Restricted Definitive Bond to beneficial interest in an Unrestricted Global Bond. In connection with the Owner's Exchange of a Restricted Definitive Bond for a beneficial interest in an Unrestricted Global Bond, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) Check if Exchange is from Restricted Definitive Bond to Unrestricted Definitive Bond. In connection with the Owner's Exchange of a Restricted Definitive Bond for an Unrestricted Definitive Bond, the Owner hereby certifies (i) the Unrestricted Definitive Bond is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Bonds or Beneficial Interests in Restricted Global Bonds for Restricted Definitive Bonds or Beneficial Interests in Restricted Global Bonds

(a) Check if Exchange is from beneficial interest in a Restricted Global Bond to Restricted Definitive Bond. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for a Restricted Definitive Bond with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Bond is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Bond issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Bond and in the Indenture and the Securities Act.

(b) Check if Exchange is from Restricted Definitive Bond to beneficial interest in a Restricted Global Bond. In connection with the Exchange of the Owner's Restricted Definitive Bond for a beneficial interest in the [CHECK ONE] - 144A Global Bond, - Regulation S Global Bond with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Bonds and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Bond and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

______________________________
[Insert Name of Transferor]

By: __________________________
Name:
Title:

Dated: ______________________

EXHIBIT E

[Face of Regulation S Temporary Global Bond]

ICC Identification No.
No. R . . . . . . . .	$. . . . . . .

NORTH SHORE GAS COMPANY

FIRST MORTGAGE 4.625% BOND,

SERIES N-1

DUE May 1, 2013

NORTH SHORE GAS COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ., or registered assigns on May 1, 2013, unless this Bond shall have been called for redemption and payment of the redemption price shall have been duly made or provided for in accordance with the hereinafter described Indenture, the principal sum of . . . . . . . . . . . . . . . Dollars ($__________), and to pay interest on the balance of said principal sum from time to time remaining unpaid from the May 1 or November 1 to which interest has been paid next preceding the date of authentication of this Bond, unless this Bond is authenticated on a May 1 or November 1 to which interest has been paid, in which event this Bond shall bear interest from such May 1 or November 1, or unless no interest has been paid on this Bond, in which event this Bond shall bear interest from the date hereof, at the rate of four and six hundred twenty-five thousandths percent (4.625%) per annum (calculated on the basis of a year of 360 days consisting of twelve 30-day months), payable at or before 9:00 a.m., Chicago time, on May 1 or November 1 of each year, commencing November 1, 2003 until payment in full of such principal sum. Interest shall also accrue on any overdue principal, premium, if any, and (to the extent that such interest shall be legally enforceable) on any overdue installment of interest until paid at the same rate per annum. The interest so payable on any interest payment date will, subject to certain exceptions provided in the Indenture, be paid to the person who is the registered owner of this Bond at the close of business on the applicable record date next preceding such interest payment date (April 15 or October 15, as the case may be). Principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America at the principal corporate office or agency of the Company in Chicago, Illinois.

[Back of Regulation S Temporary Global Bond]

4.625% First Mortgage Bonds, Series N-1 due May 1, 2013

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE BONDS (AS DEFINED IN THE SUPPLEMENTAL SUPPLEMENTAL INDENTURE GOVERNING THIS BOND), ARE AS SPECIFIED IN THE SUPPLEMENTAL INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS GLOBAL BOND IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 1.10 OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL BOND MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 1.10(a) OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL BOND MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 1.10 OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE AND (4) THIS GLOBAL BOND MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEFINITIVE BONDS (AS DEFINED IN THE SUPPLEMENTAL INDENTURE GOVERNING THIS BOND), THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

"THE BOND EVIDENCED HEREBY HAs NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW, BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND IS AWARE THAT THE SALE IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (B) IT IS A NON-U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), AND IT IS PURCHASING THE BOND IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (a)(i) TO THE ISSUER (ii) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (iv) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (v) AFTER REGISTRATION UNDER THE SECURITIES ACT AND (b) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNTIED STATES AND ANY OTHER JURISDICTION; AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS BOND IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY JURISDICTION OUTSIDE THE UNITED STATES."

Capitalized terms used herein have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated.

The Series N-1 Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations of $1,000 and any integral multiple thereof.

As more fully described in the Supplemental Indenture, the Company reserves the right, without any consent or other action by holders of the Series N-1 Bonds or the bonds of any subsequent series, to amend the Indenture to provide that the Indenture, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in aggregate principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding.

The series N-1 Bonds are subject to mandatory redemption in whole, upon the notice and on the manner and with the effect provided in the Indenture, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date in the event that all or substantially all of the mortgaged property shall be sold or taken by the power of eminent domain or otherwise.

Notice of any redemption of the Series N-1 Bonds shall be given by mailing by first-class mail, postage prepaid, at least thirty (30) days and not more than sixty (60) days prior to the redemption date, to the holders of all such bonds to be redeemed at their last addresses that shall appear upon the registry book, all as more fully provided in the Indenture. Notice of redemption having been duly given, the bonds called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and whenever the redemption price thereof shall have been deposited with the Trustee and notice of redemption shall have been duly given or provision therefore made, such bonds shall no longer be entitled to any lien or benefit of the Indenture.

In case of certain events of default specified in the Indenture, the principal of all bonds issued and outstanding thereunder may be declared or may become due and payable in the manner and with the effect provided in the Indenture.

No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being released by the holder hereof by the acceptance of this Bond, and being likewise waived and released by the terms of the Indenture.

This Bond is transferable by the registered holder hereof in person or by a duly authorized attorney at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this Bond, and thereupon a new registered bond or bonds, without coupons, of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor. In the manner provided in the Indenture, registered Bonds without coupons of this series may, at the option of the registered owner and upon surrender at said office or agency of the Company, be exchanged for registered Bonds without coupons of this series of the same aggregate principal amount of other authorized denominations.

The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

This Bond shall not be entitled to any security or benefit under the Indenture, and shall not become valid or obligatory for any purpose, until this Bond shall have been authenticated by the execution of the certificate, hereon endorsed, by the Trustee or its successor in trust under the Indenture.